Exhibit 10.19

CONFIDENTIAL TREATMENT REQUESTED

Paid-up License Agreement

THIS AGREEMENT made and entered into as of March 6, 2013 by and between KOKEN Co., Ltd. (hereinafter referred to as “KOKEN”) and HISTOGENICS CORPORATION (hereinafter referred to as “HISTOGENICS”).

WITNESSETH:

WHEREAS, KOKEN has developed extensive technical information related to manufacturing process of honeycomb materials (hereinafter referred to as “MATERIALS”);

WHEREAS, HISTOGENICS continuingly purchases from KOKEN MATERIALS manufactured by KOKEN for clinical trial use under SUPPLY AGREEMENT dated April 1, 2003 between the parties;

WHEREAS, HISTOGENICS desires to obtain a non-exclusive right to use CONFIDENTIAL INFORMATION hereinafter defined for manufacturing MATERIALS suitable for commercial applications; and

WHEREAS, KOKEN is willing to grant to HISTOGENICS such right under the terms and conditions hereinafter contained;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

Article 1 (Definitions)

As used in this Agreement,

(1)	“CONFIDENTIAL INFORMATION” means any and all technical information and know-how owned by KOKEN which relate to manufacturing process of MATERIALS and which will be disclosed by KOKEN hereunder ****. CONFIDENTIAL INFORMATION includes the following information and

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

documentation, but does not include any technical information related to collagen products;

•	a flow chart of manufacturing process of MATERIALS.

•	any information HISTOGENICS may access during FACTORY TOUR hereinafter defined.

(2)	“FACTORY TOUR” means the factory tour at KOKEN Tsuruoka Factory now scheduled to be conducted from March 11 to 15, 2013.

Article 2 (Grant of License)

Subject to the terms and conditions herein contained, KOKEN hereby grants to HISTOGENICS a non-exclusive and non-transferable right without the right to sublicense to use CONFIDENTIAL INFORMATION for manufacture of MATERIALS suitable for commercial applications.

Article 3 (Disclosure of CONFIDENTIAL INFORMATION)

KOKEN will disclose CONFIDENTIAL INFORMATION to HISTOGENICS at FACTORY TOUR.

Attendant at FACTORY TOUR shall be limited to HISTOGENICS’s employees with respect to whom KOKEN’s prior written approval has been obtained.

Article 4 (Payment)

In consideration of the license granted and disclosure hereunder, HISTOGENICS shall pay to KOKEN ****, without any deduction, to the bank account designated by KOKEN within five(5) days from the execution dated hereof.

Article 5 (Disclaimer of Warranties)

HISTOGENICS confirms and agrees that CONFIDENTIAL INFORMATION is disclosed and licensed to HISTOGENICS on an “as is” basis.

THERE ARE NO WARRANTIES BY KOKEN, WITH RESPECT TO CONFIDENTIAL INFORMATION AND LICENSE GRANTED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

PARTICULAR PURPOSE AND NO INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT OF A THIRD PARTY.

Article 6 (Secrecy)

HISTOGENICS agrees to maintain CONFIDENTIAL INFORMATION in strict confidence and protect CONFIDENTIAL INFORMATION against unauthorized disclosure or access.

HISTOGENICS agrees not to make any disclosure of CONFIDENTIAL INFORMATION to any third party including ****, except to **** who have agreed in writing to receive it under the terms at least so restrictive as those specified in this Agreement.

HISTOGENICS agrees not to apply for any patent, utility model right or any other intellectual property right based on CONFIDENTIAL INFORMATION.

HISTOGENICS will ensure that its contract manufacturers use CONFIDENTIAL INFORMATION ****. HISTOGENICS will ensure that its contract manufacturers do not use CONFIDENTIAL INFORMATION ****.

Article 7 (Indemnification)

HISTOGENICS agrees to defend, indemnify and hold harmless KOKEN, its directors, officers and employees from and against any claims, actions or demands resulting from use of CONFIDENTIAL INFORMATION.

Article 8 (Termination)

KOKEN may, without prejudice to any other rights or remedies, terminate this Agreement by giving a written notice to HISTOGENICS with immediate effect, if the following event should occur;

(a)	if HISTOGENICS fails to make any payment to KOKEN hereunder;

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

(b)	if HISTOGENICS fails to perform any other obligation hereunder, which failure remains uncorrected for more than thirty (30) days after receipt of a written notice specifying the default; or

(c)	if HISTOGENICS files a petition in bankruptcy, or a petition in bankruptcy is filed against it, or HISTOGENICS becomes insolvent, bankrupt, or goes into liquidation or receivership.

Upon termination of this Agreement, HISTOGENICS shall forthwith cease to use CONFIDENTIAL INFORMATION and return CONFIDENTIAL INFORMATION in tangible form to KOKEN.

The provisions of Articles 5 to 7 shall survive the termination of this Agreement.

Article 9 (Remedies)

HISTOGENICS acknowledges that CONFIDENTIAL INFORMATION is proprietary and valuable to KOKEN and KOKEN may incur irreparable harm and loss as a result of HISTOGENICS’s breach of this Agreement and that in case of such breach, the monetary damages may not be an adequate remedy and KOKEN is entitled to seek not only the monetary damages, but also injunction in addition to any other remedies available for KOKEN at law or in equity.

Article 10 (Assignment)

This Agreement or any part of this Agreement may not be assigned by either party without the prior written consent of the other party.

“Assignment” under this Article includes any assignment due to merger, consolidation, reorganization, or otherwise.

Article 11 (Severability of Provisions)

In case where any provision of this Agreement is determined to be illegal or invalid, such illegality or invalidity shall not affect the validity and effect of the remaining provisions of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED

Article 12 (Entire Agreement and Amendment)

This Agreement shall constitute the entire agreement and understanding of KOKEN and HISTOGENICS as to the subject matter of this Agreement and supersedes all prior oral or written agreements, arrangements or understandings between KOKEN and HISTOGENICS.

This Agreement may be amended only in a writing signed by KOKEN and HISTOGENICS.

Article 13 (Governing Law)

This Agreement shall be governed and construed in accordance with the law of ****.

Article 14 (Arbitration)

Any dispute concerning this Agreement shall be settled by arbitration conducted by three arbitrators in accordance with the **** in ****. The arbitral award may be entered in any court having jurisdiction Over KOKEN and HISTOGENICS or their assets. Notwithstanding above, KOKEN may seek preliminary injunctive relief in any court of competent jurisdiction.

Article 15 (Headings)

The headings appearing in this Agreement are inserted for convenience of reference only and shall not form a part hereof.

IN WITNESS WHEREOF, KOKEN and HISTOGENICS have caused this Agreement to be executed by their duly authorized representatives in duplicate as of the date and year first above written.

KOKEN Co., Ltd.	HISTOGENICS CORPORATION

/s/ Yuzo Tarumi	/s/ Kevin McArdle

Yuzo Tarumi	Kevin McArdle

President	Chief Financial Officer

Date Mar. 7, 2013	Date March 6, 2013

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.